Exhibit 10.5

PREPARED BY AND UPON

RECORDATION RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Attention: Scott L. Stern, Esq.

Parcel Numbers: 06-1F00.-003.-000000

IIP-PA 6 LLC,
as Mortgagor,

(Mortgagor)

to

AMALGAMATED BANK,

as Mortgagee

(Mortgagee)

OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Dated:	Executed as of May 7, 2026 and made effective as of May 18, 2026

Address:	1086 Wayne Avenue
Chambersburg, Pennsylvania 17201

County:	Franklin

OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

[secures future advances]

THIS OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, split, severed or otherwise modified from time to time, this “Security Instrument”) was executed as of May 7, 2026 and is made effective as of May 18, 2026, by IIP-PA 6 LLC, a Delaware limited liability company, having its principal place of business at c/o Innovative Industrial Properties, 11440 West Bernardo Court, Suite 100, San Diego, California 92127, as mortgagor (“Mortgagor”), to AMALGAMATED BANK, a bank organized under the laws of the State of New York, having an address at 275 Seventh Avenue, 14th Floor, New York, New York 10001, as mortgagee (together with its successors and/or assigns, “Mortgagee”).

W I T N E S S E T H:

A.            Mortgagor, by that certain Mortgage Note, dated the date hereof by Mortgagor to Mortgagee, is indebted to Mortgagee in the principal sum of $12,400,000 in lawful money of the United States of America (as amended, restated, replaced, supplemented, split, severed or otherwise modified from time to time, the “Note”), with interest from the date thereof at the rate set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Loan Agreement between Mortgagor and Mortgagee dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.            Mortgagor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including, without limitation, the Prepayment Premium) due to Mortgagee in respect of the Loan and the Note and other Loan Documents and the performance of all of Mortgagor’s obligations under the Note, the Loan Agreement and the other Loan Documents.

C.            Mortgagor and Mortgagee intend these Recitals to be a material part of this Security Instrument.

NOW THEREFORE, in consideration of the making of the Loan by Mortgagee, the covenants, agreements, representations and warranties set forth in this Security Instrument and other valuable and good consideration, the receipt and sufficiency of which are hereby acknowledged:

ARTICLE 1
GRANTS OF SECURITY

Section 1.1      Property Mortgaged. Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey and grant a security interest to Mortgagee and its successors and assigns, with power of sale for the benefit of Mortgagee, Mortgagor’s interest in and to the following property, rights, interests and estates now owned, or hereafter acquired by Mortgagor (collectively, the “Property”):

(a)            Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)            Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument;

(c)            Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)            Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)            Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Mortgagor shall have any right or interest therein;

(f)            Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases, except to the extent that Mortgagor shall have any right or interest therein;

(g)            Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Mortgagor, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(h)            Leases and Rents. All leases, subleases or sub-subleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, sub-subleases, or other agreements entered into in connection with such leases, subleases, sub-subleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Mortgagor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (including percentage rents), rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a any bankruptcy, insolvency or similar proceeding) or in lieu of rent or rent equivalents, additional rents, royalties (including all oil and gas or other mineral royalties and bonuses), revenues, issues and profits, cash, income, fees, receivables, deposits (including, without limitation, security, utility and other deposits) accounts, receipts, charges for services rendered, and other payments and consideration of whatever form or nature received by or paid to or for the account or benefit of Mortgagor or any of their agents or employees from any and all sources arising from or attributable to Property whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt and the performance of the Other Obligations;

(i)            Condemnation Awards. All Awards which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)            Insurance Proceeds. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any Policies, judgments, or settlements made in lieu thereof, in connection with a Casualty to the Property;

(k)            Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property;

(l)            Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

(m)            Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof, respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

(n)            Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o)            Accounts. All reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(p)            Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loan (“Causes of Action”);

(q)            Air Rights. All so-called “air rights,” bulk development rights, floor area, floor area ratio, zoning rooms and other rights and privileges now or hereafter appurtenant to the Land or any part thereof, as defined in, under or with respect to the zoning and building codes or ordinances of all applicable jurisdictions and the regulations and interpretations thereunder or thereof, whether or not transferable, and any or all of the same that may now or hereafter be acquired for use with the Land;

(r)            Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing items set forth in Subsections (a) through (q) including, without limitation, insurance Proceeds and Awards, into cash or liquidation claims; and

(s)            Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (r) above.

AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and mortgaged hereby.

Section 1.2      Assignment of Rents. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 8.1(h) of this Security Instrument, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents and Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3      Security Agreement. As to any of the Property aforesaid which does not form a part and parcel of the real estate, this Security Instrument is and is hereby deemed to be, as well, a Security Agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest in such property, and, to the extent permitted by applicable law, in any portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions, which such security interest is hereby granted to Mortgagee as “Secured Party” (as said quoted term is defined in the Uniform Commercial Code), securing the Debt and all other obligations set forth herein. Mortgagor and Mortgagee agree that the foregoing is intended to grant in favor of Mortgagee a continuing lien and security interest in all of the Mortgagor’s assets. Mortgagor authorizes the Mortgagee and its counsel to file Uniform Commercial Code financing statements in form and substance satisfactory to the Mortgagee describing the collateral as “all assets of the debtor, whether now owned or existing or hereafter acquired or arising and all proceeds and products thereof, including, without limitation, all fixtures on the Land” or words to that effect, and any limitations on such collateral description, notwithstanding that such collateral description may be broader in scope than the Property described in this Security Instrument (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”).

Section 1.4      Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement (naming Mortgagor as the Debtor and Mortgagee as the Secured Party) filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5      Pledges of Monies Held. Mortgagor hereby pledges to Mortgagee any and all monies now or hereafter held by Mortgagee or on behalf of Mortgagee in connection with the Loan, including, without limitation, any sums deposited in any Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever; and

WITH POWER OF SALE, to secure Mortgagor’s payment to Mortgagee of the Debt and performance of the Other Obligations at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly (a) pay to Mortgagee the Debt at the time and in the manner provided in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents and (b) perform the Other Obligations as set forth in the Loan Agreement, this Security Instrument and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor’s obligation to indemnify and hold harmless Mortgagee pursuant to the provisions of the Loan Documents shall survive any such payment or release.

ARTICLE 2
DEBT AND OBLIGATIONS SECURED

Section 2.1      Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 hereof are given for the purpose of securing the Debt.

Section 2.2      Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 hereof are also given for the purpose of securing the Other Obligations.

Section 2.3      Debt and Other Obligations. Mortgagor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations”.

ARTICLE 3
MORTGAGOR REPRESENTATIONS, WARRANTIES AND COVENANTS

Mortgagor represents, warrants, covenants and agrees that:

Section 3.1      Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 3.2      Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Section 3.3      Insurance. Mortgagor shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Mortgagor and the Property as required pursuant to the Loan Agreement.

Section 3.4      Taxes. Mortgagor shall pay all Taxes and Other Charges assessed or imposed against the Property or any part thereof in accordance with the provisions of the Loan Agreement.

Section 3.5      Warranty of Title. Mortgagor has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Mortgagor shall forever warrant, defend and preserve the title and the validity and priority of the Lien of this Security Instrument and shall forever warrant and defend the same to Mortgagee against the claims of all Persons whomsoever.

Section 3.6      Maintenance of Property. Mortgagor shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Mortgagee or as otherwise permitted pursuant to the Loan Agreement. Mortgagor shall in accordance with the terms and provisions of the Loan Agreement, promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

Section 3.7      Waste. Mortgagor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument.

Section 3.8      Payment for Labor and Materials. Mortgagor will (a) promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property, (b) never permit to exist beyond the due date thereof in respect of the Property, or any part thereof, any Lien or security interest, even though inferior to the Liens and security interests created hereby and by the other Loan Documents, and (c) never permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or security interest other than the Liens or security interests created hereby and by the other Loan Documents except for the Permitted Encumbrances.

ARTICLE 4
OBLIGATIONS AND RELIANCES

Section 4.1      Relationship of Mortgagor and Mortgagee. The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.

Section 4.2      No Reliance on Mortgagee. The members, general partners and principals of Mortgagor are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Mortgagor is not relying on Mortgagee’s expertise, business acumen or advice in connection with the Property.

Section 4.3      No Mortgagee Obligations. Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2 hereof, Mortgagee is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.

Section 4.4      Reliance. Mortgagor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Mortgagee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement and Article 3 hereof without any obligation to investigate the Property and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof, that the warranties and representations are a material inducement to Mortgagee in making the Loan; and that Mortgagee would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement and Article 3 hereof.

Section 4.5      Limitation on Mortgagee’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Mortgagee a “mortgagee in possession.”

ARTICLE 5
FURTHER ASSURANCES

Section 5.1      Recording of Security Instrument, etc. Mortgagor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to fully protect and perfect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all taxes, filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any other security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any other security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2      Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mortgagee in the Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this Section 5.2.

Section 5.3      Authorization to File Financing Statements; Power of Attorney. Mortgagor hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property. For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee. Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Mortgagor hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Mortgagor or in Mortgagor’s own name to execute in Mortgagor’s name any such documents and otherwise to carry out the purposes of this Section 5.3, to the extent that Mortgagor’s authorization above is not sufficient. To the extent permitted by law, Mortgagor hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of this Section 5.3. This power of attorney is a power coupled with an interest and shall be irrevocable.

Section 5.4      Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)            If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee’s interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any. If Mortgagee is advised by counsel chosen by it that the payment of tax by Mortgagor would be unlawful or taxable to Mortgagee, unenforceable or provide the basis for a defense of usury, then Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(b)            Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c)            If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents, or shall impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

ARTICLE 6
DUE ON SALE/TRANSFER

Section 6.1      No Sale/Transfer. Neither Mortgagor nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein, or permit or suffer the Property or any part thereof or any interest therein to be Transferred, other than as expressly permitted pursuant to the terms of the Loan Agreement.

ARTICLE 7
DEFAULT

Section 7.1      Event of Default. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

ARTICLE 8
RIGHTS AND REMEDIES UPON DEFAULT

Section 8.1      Remedies. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, to the fullest extent permitted by law, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)            declare the entire unpaid Debt to be immediately due and payable;

(b)            institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property, or any interest therein, may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)            with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing Lien and security interest of this Security Instrument for the balance of the Debt and the Other Obligations not then due, unimpaired and without loss of priority;

(d)            sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law.

(e)            institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(f)            recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)            apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

(h)            the license granted to Mortgagor under Section 1.2 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys, and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise, and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat, (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable, (iii) make alterations, additions, renewals, replacements and improvements to or on the Property, (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof, (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor, (vi) require Mortgagor to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise, and (vii) apply the receipts from the Property to the payment of the Debt and the performance of the Other Obligations, in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees;

(i)            exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and/or the Personal Property; and (ii) request Mortgagor at its expense to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

(j)            apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; and/or (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, the Prepayment Premium and any and all advances made by Mortgagee pursuant to the terms of this Security Instrument;

(k)            surrender the Policies, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper, and in connection therewith, Mortgagor hereby appoints Mortgagee as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Mortgagor to collect such Insurance Premiums;

(l)            foreclose by power of sale or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument;

(m)            exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument; or

(n)            pursue such other remedies as Mortgagee may have under applicable law; or

(o)            apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Mortgagee shall deem to be appropriate in its sole and absolute discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Security Instrument shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 8.2      Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Mortgagee pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper, to the extent consistent with law.

Section 8.3      Right to Cure Defaults. Upon the occurrence and during the continuance of any Default or Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make any payment or do any act required of Mortgagor hereunder in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or to collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and expenses to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying any Default or Event of Default or in appearing in, defending, or bringing any such action or proceeding, as hereinabove provided, shall bear interest at the Default Rate, for the period beginning on the first day after notice from Mortgagee that such cost or expense was incurred and continuing until the date of payment to Mortgagee. All such costs and expenses incurred by Mortgagee, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Debt and to be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

Section 8.4      Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its sole and absolute discretion, decides should be brought to protect its interest in the Property.

Section 8.5      Recovery of Sums Required To Be Paid. Mortgagee shall have the right, from time to time, to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for any Default or Event of Default by Mortgagor existing at the time such earlier action was commenced.

Section 8.6      Other Rights, etc.

(a)            The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)            It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Mortgagee shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Mortgagee’s possession.

(c)            Mortgagee may resort for the payment of the Debt and the performance of the Other Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Security Instrument. The rights of Mortgagee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7      Right to Release Any Portion of the Property. Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and Mortgagee may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a Lien and security interest in the remaining portion of the Property.

Section 8.8      Right of Entry. Upon reasonable notice to Mortgagor (which may be given verbally), Mortgagee and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE 9
WAIVERS

Section 9.1      Waiver of Counterclaim. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2      Marshalling and Other Matters. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Mortgagor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument.

Section 9.3      Waiver of Notice. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Security Instrument or the other Loan Documents specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

Section 9.4      Waiver of Statute of Limitations. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases its right to plead any statute of limitations as a defense to payment of the Debt or performance of the Other Obligations.

Section 9.5      Waiver of Jury Trial. MORTGAGOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MORTGAGOR.

ARTICLE 10
NOTICES

Section 10.1      Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11
APPLICABLE LAW

Section 11.1      Submission to Jurisdiction. With respect to any claim or action arising hereunder or under the Note or the other Loan Documents, Mortgagor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Security Instrument will be deemed to preclude Mortgagee from bringing an action or proceeding with respect hereto in any other jurisdiction.

Section 11.2      Choice of Law. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA SHALL APPLY.

Section 11.3      Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

ARTICLE 12
DEFINITIONS

Section 12.1      Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in the singular or plural form and the word “Mortgagor” shall mean “Mortgagor and any subsequent owner of the Property or any part thereof or any interest therein,” the word “Mortgagee” shall mean “Mortgagee and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE 13
MISCELLANEOUS PROVISIONS

Section 13.1      No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 13.2      Successors and Assigns. This Security Instrument shall be binding upon and shall inure to the benefit of Mortgagor and Mortgagee and their respective successors and permitted assigns, as set forth in the Loan Agreement. Mortgagee shall have the right to assign or transfer its rights under this Security Instrument in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Mortgagee shall be entitled to all the benefits afforded to Mortgagee under this Security Instrument. Mortgagor shall not have the right to assign or transfer its rights or obligations under this Security Instrument without the prior written consent of Mortgagee (except as expressly provided in the Loan Agreement) and any attempted assignment without such consent shall be null and void.

Section 13.3      Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 13.4      Headings, etc. The headings and captions of the various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 13.5      Environmental Indemnity Agreement. Simultaneously with the execution of the Loan Agreement, Mortgagor and Guarantor have executed and delivered the Environmental Indemnity, the obligations of which are not part of the Debt and are not secured by this Security Instrument.

Section 13.6      Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Mortgagee and are merged with the lien and security interest created herein as cumulative security for the payment of the Debt, the performance and discharge of Mortgagor’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 13.7      Entire Agreement. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Mortgagor and Mortgagee are superseded by the terms of this Security Instrument and the other Loan Documents. Notwithstanding the foregoing, to the extent of any inconsistencies between this Security Instrument and the Loan Agreement, the terms of the Loan Agreement shall govern.

Section 13.8      Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Security Instrument and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control and be binding.

Section 13.9      Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

ARTICLE 14
STATE SPECIFIC PROVISIONS

Section 14.1      Principles of Construction.      In the event of any inconsistencies between the terms and conditions of this ARTICLE 14 and the terms and conditions of this Security Instrument, the terms and conditions of this ARTICLE 14 shall control and be binding.

Section 14.2      CONFESSION OF JUDGMENT FOR POSSESSION. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, IN FAVOR OF MORTGAGEE, FOR RECOVERY BY MORTGAGEE OF POSSESSION THEREOF, FOR WHICH THIS SECURITY INSTRUMENT, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT OR ANY SUBSEQUENT EVENT OF DEFAULT TO CONFESS JUDGMENT IN EJECTMENT AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY TO THE EXTENT PERMITTED BY APPLICABLE LAW. MORTGAGEE MAY CONFESS JUDGMENT IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS SECURITY INSTRUMENT OR TO ENFORCE THE LOAN DOCUMENTS, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE LOAN DOCUMENTS, OR AFTER A SHERIFF’S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION AND CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS SECURITY INSTRUMENT AND THE LOAN DOCUMENTS, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE. MORTGAGOR ACKNOWLEDGES THAT IT UNDERSTANDS THE AFORESAID CONFESSION OF JUDGMENT AND THAT MORTGAGOR WAIVES ANY RIGHT TO A HEARING WHICH WOULD OTHERWISE BE A CONDITION FOR MORTGAGEE'S OBTAINING THE ORDER OR JUDGMENT DESCRIBED ABOVE. MORTGAGOR CONFIRMS THAT THIS IS A COMMERCIAL MORTGAGE, THAT MORTGAGOR WAS REPRESENTED BY COUNSEL IN MORTGAGOR'S NEGOTIATION AND EXECUTION OF THIS SECURITY INSTRUMENT, AND THAT MORTGAGOR FREELY AND VOLUNTARILY EXECUTED THIS SECURITY INSTRUMENT WITH THIS SECTION 14.2 AS PART THEREOF.

Initials of Mortgagor:	/s/ DS

Section 14.3      Open End Mortgage. This Security Instrument is an Open-End Mortgage as defined in § 8143(f) of Title 42 of the Pennsylvania Consolidated Statutes and, as such, is entitled to the benefits of Senate Bill 693, 1989 Session of the General Assembly of Pennsylvania (the “Act”) as codified at 42 Pa. C.S.A. § 8143 et seq. The parties to this Security Instrument intend that, in addition to any other debt or obligations secured hereby, this Security Instrument shall secure unpaid balances of future advances made after this Security Instrument is left for record concurrently with the Recorder/Register’s Offices of Franklin County, Pennsylvania. The maximum amount of the principal of the unpaid loan indebtedness (which shall consist of unpaid balances of loan advances made either before or after, or both before and after, this Security Instrument is left for record) that may be outstanding at any time is two (2) times the face amount of the Note, plus accrued and unpaid interest thereon. In addition to the obligations of Mortgagor with respect to such loan indebtedness and interest, this Security Instrument secures unpaid balances of advances made with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, insurance premiums and costs incurred for the protection and preservation of the Mortgaged Property or the lien of this Security Instrument, including, without limitation, those permitted by 42 Pa. C.S.A. § 8144, and costs and expenses, including attorneys’ fees, court costs and disbursements, incurred by Mortgagee by reason of default by Mortgagor under this Security Instrument or the other Loan Documents.

Section 14.4      Written Notice. The written notice provided for in Section 8143 of 42 Pa. C.S.A. from a person claiming priority of a lien or encumbrance over the lien of this Security Instrument for any future advances made under the Note shall be either personally delivered to Mortgagee at Mortgagee’s principal place of business at 275 Seventh Avenue, 14th Floor, New York, New York 10001, Attention: Mr. Jacob Nimmer, or sent to Mortgagee by registered or certified mail, postage prepaid, return receipt requested addressed to Mortgagee at 275 Seventh Avenue, 14th Floor, New York, New York 10001, Attention: Mr. Jacob Nimmer.

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IN WITNESS WHEREOF, this Security Instrument has been executed by Mortgagor as of the day and year first above written.

WITNESSES:	MORTGAGOR:

IIP-PA 6 LLC,
a Delaware limited liability company
/s/
NAME:	By:	IIP Operating Partnership, LP,
a Delaware limited partnership,
/s/		its sole member
NAME:
		By:	Innovative Industrial Properties, Inc.,
a Maryland corporation,
its general partner

			By:	/s/ David Smith
Name: David Smith
Title: CFO

CERTIFICATE OF RESIDENCE

The address of the above named Mortgagee is:

275 Seventh Avenue, 14th Floor

New York, New York 10001

AMALGAMATED BANK,
a bank organized under the laws of the State of New York

By:	/s/ Mitchell Gorelick
Name: Mitchell Gorelick
Title: Senior Vice President

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT CERTAIN real estate situate in the Borough of Chambersburg, County of Franklin, Commonwealth of Pennsylvania, being more particularly described on the survey made by R. Lee Royer and Associates, dated April 22, 1998, designated by File No. 4533-98 (recorded in Franklin County, Pa., Record Book Volume 288H, Page 752), as follows, to wit:

BEGINNING at an existing concrete monument on the right-of-way of Cree Street, and the property now or formerly of Galfarm Properties, Inc.; thence by the property now or formerly of Galfarm Properties, Inc., South 33 degrees 36 minutes 38 seconds East, 446.27 feet to an existing concrete monument on the right of way of Interstate 81; thence by the right of way of Interstate 81, South 58 degrees 23 minutes 18 seconds West, 368.32 feet to an existing post; thence by the same, South 52 degrees 40 minutes 40 seconds West, 50.25 feet to an existing post; thence by the same and across the Western Maryland Railroad right of way South 55 degrees 31 minutes 34 seconds West, 74.41 feet to a set iron pin; thence along the property now or formerly of Dermody Owen, LLC and the south side of the Western Maryland Railroad right of way, North 32 degrees 22 minutes 39 seconds West, 834.13 fee to an existing iron pin; thence by the property now or formerly of Weis Markets, Inc. and crossing the Western Maryland Railroad right of way and through an existing iron pin, 60.22 feet, North 57 degrees 16 minutes 34 seconds East, 749.72 feet to an existing iron pin; thence by the property now or formerly of Roger Beckner, et ux, and now or formerly of Skat Oil Company through an existing iron pin at 249.91 feet and along the north side of a United Telephone Company right of way, South 33 degrees 35 minutes 50 seconds East, 299.41 feet to an existing concrete monument on the right of way of Cree Street; thence by Cree Street and the United Telephone Company right of way and through an existing iron pin at 80.04 feet, South 56 degrees 24 minutes 36 seconds West, 220.46 fee to an existing concrete monument; thence by Cree Street on a curve to the left having a radius of 60.00 feet, length of 256.77 feet, a chord of 101.09 feet and a chord bearing of South 01 degree 03 minutes 05 seconds East, the place of BEGINNING.

BEING UPI No. 06-1F00.-003.-000000.